Exhibit 32.1
TNT DESIGNS, INC.

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of TNT Designs, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Anju Tandon, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of section 13 (a) or 15 (d), as applicable of the Securities Exchange Act of 1934: and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 13, 2009

/s/Anju Tandon
Anju Tandon
Chief Executive Officer, Director